POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that THE GOLDMAN SACHS GROUP, INC. (the “Company”) does hereby make, constitute and appoint each of Bruce A. Albert, Andrea DeMar, Yvette Kosic, Rachel Parrish, Kevin P. Treanor, Michael T. Seeley, and Anthony DeRose, (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the “Act”), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of October 6, 2008.

THE GOLDMAN SACHS GROUP, INC.

By:	/s/ Gregory K. Palm
Name:	Gregory K. Palm
Title:	Executive Vice President and General Counsel

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that GOLDMAN, SACHS & CO. (the “Company”) does hereby make, constitute and appoint each of Bruce A. Albert, Andrea DeMar, Yvette Kosic, Rachel Parrish, Kevin P. Treanor, Michael T. Seeley, and Anthony DeRose, (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the “Act”), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of October 6, 2008.

GOLDMAN, SACHS & CO.

By:	/s/ Gregory K. Palm
Name:	Gregory K. Palm
Title:	Managing Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that GS CAPITAL PARTNERS VI FUND, L.P. (the “Company”) does hereby make, constitute and appoint each of Bruce A. Albert, Andrea Louro DeMar, Yvette Kosic, Rachel E. Parrish, Michael T. Seeley, and Kevin P. Treanor, (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), acting individually, its true and lawful attorney, to execute and deliver in it name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the “Act”), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of April 1, 2008.

GS CAPITAL PARTNERS VI FUND, L.P.,

By:	GSCP VI Advisors, L.L.C.,
its general partner

By:	/s/ Christine Vollertsen
Name:	Christine Vollertsen
Title:	Vice President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that GSCP VI ADVISORS, L.L.C. (the “Company”) does hereby make, constitute and appoint each of Bruce A. Albert, Andrea Louro DeMar, Yvette Kosic, Rachel E. Parrish, Michael T. Seeley, and Kevin P. Treanor, (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), acting individually, its true and lawful attorney, to execute and deliver in it name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the “Act”), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of April 1, 2008.

GSCP VI ADVISORS, L.L.C.

By:	/s/ Christine Vollertsen
Name:	Christine Vollertsen
Title:	Vice President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that GS CAPITAL PARTNERS VI OFFSHORE FUND, L.P. (the “Company”) does hereby make, constitute and appoint each of Bruce A. Albert, Andrea Louro DeMar, Yvette Kosic, Rachel E. Parrish, Michael T. Seeley, and Kevin P. Treanor, (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), acting individually, its true and lawful attorney, to execute and deliver in it name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the “Act”), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and  granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of April 1, 2008.

GS CAPITAL PARTNERS VI OFFSHORE FUND, L.P.,

By:	GSCP VI Offshore Advisors, L.L.C.,
its general partner

By:	/s/ Christine Vollertsen
Name:	Christine Vollertsen
Title:	Vice President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that GSCP VI OFFSHORE ADVISORS, L.L.C. (the “Company”) does hereby make, constitute and appoint each of Bruce A. Albert, Andrea Louro DeMar, Yvette Kosic, Rachel E. Parrish, Michael T. Seeley, and Kevin P. Treanor, (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), acting individually, its true and lawful attorney, to execute and deliver in it name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the “Act”), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of April 1, 2008.

GSCP VI OFFSHORE ADVISORS, L.L.C.

By:	/s/ Christine Vollertsen
Name:	Christine Vollertsen
Title:	Vice President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that GS CAPITAL PARTNERS VI PARALLEL, L.P. (the “Company”) does hereby make, constitute and appoint each of Bruce A. Albert, Andrea Louro DeMar, Yvette Kosic, Rachel E. Parrish, Michael T. Seeley, and Kevin P. Treanor, (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), acting individually, its true and lawful attorney, to execute and deliver in it name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the “Act”), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of April 1, 2008.

GS CAPITAL PARTNERS VI PARALLEL, L.P.

By:	GS Advisors VI, L.L.C.,
its general partner

By:	/s/ Christine Vollertsen
Name:	Christine Vollertsen
Title:	Vice President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that GS ADVISORS VI, L.L.C. (the “Company”) does hereby make, constitute and appoint each of Bruce A. Albert, Andrea Louro DeMar, Yvette Kosic, Rachel E. Parrish, Michael T. Seeley, and Kevin P. Treanor, (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), acting individually, its true and lawful attorney, to execute and deliver in it name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the “Act”), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of April 1, 2008.

GS ADVISORS VI, L.L.C.

By:	/s/ Christine Vollertsen
Name:	Christine Vollertsen
Title:	Vice President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that GS CAPITAL PARTNERS VI GmbH & CO. KG (the “Company”) does hereby make, constitute and appoint each of Bruce A. Albert, Andrea Louro DeMar, Yvette Kosic, Rachel E. Parrish, Michael T. Seeley, and Kevin P. Treanor, (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), acting individually, its true and lawful attorney, to execute and deliver in it name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the “Act”), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of April 1, 2008.

GS CAPITAL PARTNERS VI GmbH & CO. KG

By:	GS Advisors VI, L.L.C.,
its managing limited partner

By:	/s/ Christine Vollertsen
Name:	Christine Vollertsen
Title:	Vice President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that GOLDMAN, SACHS MANAGEMENT GP GMBH (the “Company”) does hereby make, constitute and appoint each of Roger S. Begelman, Yvette Kosic, Andrea Louro DeMar, Felicia J. Rector, Michael T. Seeley, and Kevin P. Treanor, (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the “Act”), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of December 27, 2007.

GOLDMAN, SACHS MANAGEMENT GP GMBH

By:	/s/ Christine Vollertsen
Name:	Christine Vollertsen
Title:	Vice President